UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2009

MMR INFORMATION SYSTEMS, INC.
 (Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

468 NORTH CAMDEN DRIVE, 2nd FLOOR BEVERLY HILLS, CA		90210
(Address of Principal Executive Offices)		(Zip Code)

(310) 476-7002
 (Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.    Unregistered Sales of Equity Securities.

Pursuant to Item 3.02 of Form 8-K, the Company is required to file a Form 8-K to report particular information related to unregistered sales of its common stock, if the aggregate number of such common stock sold since the filing of our last Quarterly Report on Form 10-Q is equal to or greater than 5% of the outstanding stock of the Company.

On November 20, 2009, the aggregate number of shares of common stock sold in unregistered transactions by the Company exceeded the aforementioned 5% threshold. The following is a description of all sales of unregistered shares of common stock by the Company since November 16, 2009, which was the filing date of the Company's last Quarterly Report on Form 10-Q, the aggregate number of which exceeds the 5% threshold:

November 20, 2009

On November 20, 2009, the Company entered into two separate Note and Warrant Subscription Agreements (the "Note Agreements") with David T. Loftus and Andrea F. Berger (the "Purchasers"). Pursuant to the terms of the Note Agreements, the Purchasers purchased a convertible note in the amount of $300,000 and $200,000, respectively (the "Notes"). The Notes carry an annual interest rate of 12%. The Notes are convertible at the option of each Purchaser into a number of shares of the Company's common stock, par value $0.001 per share (the "Shares"), equal to the product of eighty percent (80%) multiplied by the arithmetic average of the dollar volume-weighted average price ("VWAP") of the Shares for the ten (10) consecutive trading days ending on the day that is three (3) trading days prior to the applicable conversion date.

In addition to the Notes, the Purchasers each received a warrant to purchase, in the case of Mr. Loftus, initially up to 2,400,000 Shares, and in the case of Ms. Berger, initially up to 1,200,000 Shares, at a per share price equal to the lesser of (i) the product of fifty percent (50%) multiplied by the arithmetic average of the VWAP of the Shares for the ten (10) consecutive trading days ending on the day that is three (3) trading days prior to the applicable exercise date, or (ii) $0.15, whichever is less (the "Warrants"). Each Warrant expires on November 19, 2012.

November 21, 2009

On November 21, 2009, the Company issued to the Michael Bass Group a grant of 219,298 shares at a price per share value of $0.114, in consideration for services rendered to the Company.

November 24, 2009

On November 24, 2009, the Company issued to Michael Selsman a grant of 500,000 shares at a price per share value of $0.10, in consideration for services rendered to the Company.

All securities referenced above were issued in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4(2) of the Securities Act and the rules promulgated thereunder, and the certificates representing the securities shall bear legends to that effect.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   November 27, 2009

MMR INFORMATION SYSTEMS, INC. By: /s/ ROBERT H. LORSCH Name: Robert H. Lorsch Title: Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description